UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2019, Rave Restaurant Group, Inc. (the “Company”) terminated the employment of its Chief Executive Officer, Scott Crane.

The Company has appointed its President, Robert W. Bafundo, as its principal executive officer effective July 12, 2019.  Mr. Bafundo, age 63, was appointed President of the Company in September, 2018.  Mr. Bafundo had served as President of the Company’s Pizza Inn subsidiary since 2016.  From 2009 through 2015, he was employed by Garbanzo Mediterranean Grill, a fast-casual restaurant concept, first as Vice President of Company and Franchise Operations and as President since 2014.  From 2007 to 2009, Mr. Bafundo was Senior Vice President of Operations for Back Yard Burgers, Inc., a quick-serve restaurant chain.  From 2004 to 2007, he was the owner and manager of D Brands LLC, a master franchisee for Sport Clips men’s hairstyling salons, as well as the owner and operator of Diamond Star Windward LLC, a franchisee of the Tin Star Southwest Grill fast-casual restaurant concept.  Mr. Bafundo was employed by KFC National Management Company, the operator of several quick-serve food chains, as Director of Operations from 1993 to 1996 and as Senior Director of Operations from 1996 to 2004.  Previously, he served in various capacities from 1978 to 1992 at Rax Restaurants, Inc., a quick-serve restaurant chain, completing his tenure as Senior Vice President of Operations.

Mr. Bafundo has no written employment agreement with the Company and is an at-will employee.  At this time, Mr. Bafundo will continue to receive his current annual salary.  He is eligible to receive discretionary annual bonuses and participate in the Company’s 2015 Long Term Incentive Plan along with other managerial employees of the Company.  Mr. Bafundo has no family relationship with any director or other executive officer of the Company. There are no transactions in which Mr. Bafundo has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: July 16, 2019	By:	/s/ Robert W. Bafundo
Robert W. Bafundo, President
(principal executive officer)